Exhibit 2.1

                            SHARE EXCHANGE AGREEMENT

                  This SHARE EXCHANGE AGREEMENT (this "Agreement"), dated as of June 22, 2006, is by and among MGCC Investment Strategies, Inc., a Nevada corporation (the "Parent"), WONDER AUTO LIMITED, a British Virgin Islands company (the "Company"), and the Stockholders of the Company signatory hereto (the "Stockholders").

                                   BACKGROUND

                  The Company has 245.277236 shares of capital stock (the "Company Stock") outstanding, all of which are held by the Stockholders. Each of the Stockholders is the record and beneficial owner of the number of shares of Company Stock set forth opposite such Stockholder's name on Exhibit A. Each of the Stockholders has agreed to transfer all of his, her or its (hereinafter "its") shares of Company Stock in exchange for the number of newly issued shares of Common Stock, par value $0.001 per share, of the Parent (the "Parent Stock") listed opposite such Stockholder's name on Exhibit A, which in the aggregate amount to a total of 8,627,858 shares of Parent Stock (the "Shares").

                  The exchange of Company Stock for Parent Stock is intended to constitute a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986 (the "Code"), as amended or such other tax free reorganization exemptions that may be available under the Code.

                  The Board of Directors of the Parent and the Company have determined that it is desirable to effect this plan of reorganization and share exchange.


                                    AGREEMENT

                  NOW THEREFORE, the parties agree as follows:

                                    ARTICLE I

                               Exchange of Shares

         SECTION 1.01.  Exchange by Stockholders.  At the Closing (as defined in
Section 1.02), each of the Stockholders shall sell, transfer, convey, assign and deliver to the Parent its Company Stock free and clear of all Liens (as defined below) in exchange for the Parent Stock listed on Exhibit A opposite such Stockholder's name.

         SECTION 1.02. Closing. The closing (the "Closing") of the transactions contemplated hereby (the "Transactions") shall take place on the date hereof (the "Closing Date").

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                                   ARTICLE II

                 Representations and Warranties of Stockholders

         Each of the Stockholders hereby severally (and not jointly) represents and warrants to the Parent with respect to itself, as follows:

         SECTION 2.01. Good Title. The Stockholder is the record and beneficial owner, and has good title to its Company Stock, with the right and authority to sell and deliver such Company Stock. Upon delivery of any certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering of the Parent as the new owner of such Company Stock in the share register of the Company, the Parent will receive good title to such Company Stock, free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, stockholder agreements and other encumbrances (collectively, "Liens").

         SECTION 2.02. Organization. Each Stockholder that is an entity is duly organized and validly existing in its jurisdiction of organization.

         SECTION 2.03. Power and Authority. Each Stockholder that is an entity has the legal power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by the Stockholders to enter into this Agreement and to carry out the Transactions have been properly taken. This Agreement constitutes a legal, valid and binding obligation of the Stockholder, enforceable against such Stockholder in accordance with the terms hereof.

         SECTION 2.04. No Conflicts. The execution and delivery of this Agreement by the Stockholder and the performance by the Stockholder of its obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any third party or any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign ("Governmental Entity") under any statutes, laws, ordinances, rules, regulations, orders, writs, injunctions, judgments, or decrees (collectively, "Laws"); (ii) will not violate any Laws applicable to such Stockholder and (iii) will not violate or breach any contractual obligation to which such Stockholder is a party.

         SECTION 2.05. No Finder's Fee. The Stockholder has not created any obligation for any finder's, investment banker's or broker's fee in connection with the Transactions.

         SECTION 2.06. Purchase Entirely for Own Account. The Parent Stock proposed to be acquired by the Stockholder hereunder will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof, and the Stockholder has no present intention of selling or otherwise distributing the Parent Stock, except in compliance with applicable securities laws.

         SECTION 2.07. Available Information. The Stockholder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Parent.

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         SECTION 2.08.  Non-Registration.  The Stockholder  understands that the
Parent Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Stockholder's representations as expressed herein.

         SECTION 2.09. Restricted Securities. The Stockholder understands that the Parent Stock is characterized as "restricted securities" under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Stockholder pursuant hereto, the Parent Stock would be acquired in a transaction not involving a public offering. The Stockholder further acknowledges that if the Parent Stock is issued to the Stockholder in accordance with the provisions of this Agreement, such Parent Stock may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Stockholder represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

         SECTION 2.10. Legends. It is understood that the Parent Stock will bear the following legend:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES TO THE EXTENT PERMITTED BY APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                    (a) Any legend required by the "blue sky" laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

                                   ARTICLE III

                  Representations and Warranties of the Company

         The Company represents and warrants to the Parent that, except as set forth in the Company Disclosure Letter (as defined below) (and regardless of whether or not the Company Disclosure Letter is referenced below with respect to any particular representation or warranty), dated as of the date of this Agreement, from the Company to the Parent, which Company Disclosure Letter incorporates by reference all of the disclosure contained in that certain Due Diligence Report, dated April 29, 2006, issued by Beijing Jia Yuan Law Firm and delivered to the Parent, relating to the Company's subsidiaries (the "Company Disclosure Letter"):

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         SECTION 3.01. Organization, Standing and Power. Each of the Company and
its subsidiaries (the "Company Subsidiaries") is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is
organized  and  has  the  corporate   power  and  authority  and  possesses  all
governmental  franchises,   licenses,  permits,   authorizations  and  approvals
necessary to enable it to own, lease or otherwise hold its properties and assets
and  to  conduct  its  businesses  as  presently  conducted,   other  than  such
franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on the Company, a material adverse effect on the ability of the Company to perform its obligations under this Agreement or on the ability of the Company to consummate the Transactions (a "Company Material Adverse Effect"). The Company and each Company Subsidiary is duly qualified to do business in each jurisdiction where the nature of its business or its ownership or leasing of its properties make such qualification necessary except where the failure to so qualify would not reasonably be expected to have a Company Material Adverse Effect. The Company has delivered to the Parent true and complete copies of the memorandum and articles of association of the Company and such other constituent instruments of the Company as may exist, each as amended to the date of this Agreement (as so amended, the "Company Constituent Instruments"), and the comparable charter, organizational documents and other constituent instruments of each Company Subsidiary, in each case as amended through the date of this Agreement.

         SECTION 3.02.     Company Subsidiaries; Equity Interests.

                    (a) The Company Disclosure Letter lists each Company Subsidiary and its jurisdiction of organization. Except as specified in the Company Disclosure Letter, all the outstanding shares of capital stock or equity investments of each Company Subsidiary have been validly issued and are fully paid and nonassessable and are as of the date of this Agreement owned by the Company, by another Company Subsidiary or by the Company and another Company Subsidiary, free and clear of all Liens.

                    (b) Except for its interests in the Company Subsidiaries, the Company does not as of the date of this Agreement own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person.

         SECTION 3.03. Capital Structure. The authorized capital stock of the Company consists of 50,000 ordinary shares of which, 245.277236 ordinary shares are issued and outstanding. Except as set forth above, no shares of capital stock or other voting securities of the Company are issued, reserved for issuance or outstanding. Except as specified in the Company Disclosure Letter, the Company is the sole record and beneficial owner of all of the issued and outstanding capital stock of each Company Subsidiary. All outstanding shares of the capital stock of the Company and each Company Subsidiary are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the applicable corporate laws of the British Virgin Islands, the Company Constituent Instruments or any Contract (as defined in Section 3.05) to which the Company is a party or otherwise bound. Except as set forth in this section
3.03 and in the Company Disclosure Letter, there are not any bonds, debentures, notes or other indebtedness of Company or any Company Subsidiary having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Stock or the common stock of any Company Subsidiary may vote ("Voting Company Debt"). Except as set forth above, as of the date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, "phantom" stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which the Company or any Company Subsidiary is a party or by which any of them is bound (i) obligating the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company or any Company Subsidiary or any Voting Company Debt, (ii) obligating the Company or any Company Subsidiary to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of the Company or of any Company Subsidiary. Except as set forth in the Company Disclosure Letter, as of the date of this Agreement, there are not any outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of Parent.

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         SECTION 3.04. Authority;  Execution and Delivery;  Enforceability.  The
Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery by the Company of this Agreement and the consummation by the Company of the Transactions have been duly authorized and approved by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the Transactions. When executed and delivered, this Agreement will be enforceable against the Company in accordance with its terms.

         SECTION 3.05.     No Conflicts; Consents.

                    (a) Except as set forth in the Company Disclosure Letter, the execution and delivery by the Company of this Agreement does not, and the consummation of the Transactions and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under, any provision of (i) the Company Constituent Instruments or the comparable charter or organizational documents of any Company Subsidiary, (ii) any material contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument (a "Contract") to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 3.05(b), any material judgment, order or decree ("Judgment") or material Law applicable to the Company or any Company Subsidiary or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

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                    (b) Except as set forth in the Company Disclosure Letter and
           except  for  required   filings  with  the  Securities  and  Exchange
           Commission (the "SEC") and applicable "Blue Sky" or state securities commissions, no material consent, approval, license, permit, order or authorization ("Consent") of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions.

         SECTION 3.06.     Taxes.

                    (a) Each of the Company and each Company Subsidiary has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. All Taxes shown to be due on such Tax Returns, or otherwise owed, have been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                    (b) The Company Financial Statements (as defined in Section 3.15) reflect an adequate reserve for all Taxes payable by the Company and the Company Subsidiaries (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to any Taxes has been proposed, asserted or assessed against the Company or any Company Subsidiary, and no requests for waivers of the time to assess any such Taxes are pending, except to the extent any such deficiency or request for waiver, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

                    (c) For purposes of this Agreement:

                  "Taxes" includes all forms of taxation, whenever created or imposed, and whether of the United States or elsewhere, and whether imposed by a local, municipal, governmental, state, foreign, federal or other Governmental Entity, or in connection with any agreement with respect to Taxes, including all interest, penalties and additions imposed with respect to such amounts.

                  "Tax Return" means all federal, state, local, provincial and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

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         SECTION 3.07.     Benefit Plans.

                    (a) Except as set forth in the Company Disclosure Letter, the Company does not have or maintain any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of the Company or any Company Subsidiary (collectively, "Company Benefit Plans"). Except as set forth in the Company Disclosure Letter, as of the date of this Agreement there are not any severance or termination agreements or arrangements between the Company or any Company Subsidiary and any current or former employee, officer or director of the Company or any Company Subsidiary, nor does the Company or any Company Subsidiary have any general severance plan or policy.

                    (b) Since March 31, 2006, there has not been any adoption or amendment in any material respect by the Company or any Company Subsidiary of any Company Benefit Plan.

         SECTION 3.08. Litigation. There is no action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility ("Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Shares or
(ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Company Material Adverse Effect. Neither the Company nor any subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

         SECTION 3.09. Compliance with Applicable Laws. The Company and the Company Subsidiaries are in compliance with all applicable Laws, including those relating to occupational health and safety and the environment, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. Except as set forth in the Company Disclosure Letter, the Company has not received any written communication during the past two years from a Governmental Entity that alleges that the Company is not in compliance in any material respect with any applicable Law. This Section 3.09 does not relate to matters with respect to Taxes, which are the subject of Section 3.06.

         SECTION 3.10. Brokers; Schedule of Fees and Expenses. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

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         SECTION 3.11. Contracts.  Except as disclosed in the Company Disclosure
Letter, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole. Neither the Company nor any Company Subsidiary is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

         SECTION 3.12. Title to Properties. Except as set forth in the Disclosure Letter, the Company and the Company Subsidiaries do not own any real property. Each of the Company and the Company Subsidiaries has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which the Company or any of the Company Subsidiaries has leasehold interests, are free and clear of all Liens other than those set forth in the Company Disclosure Letter and except for Liens that, in the aggregate, do not and will not materially interfere with the ability of the Company and the Company Subsidiaries to conduct business as currently conducted.

         SECTION 3.13. Intellectual Property. The Company and the Company Subsidiaries own, or are validly licensed or otherwise have the right to use, all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, copyrights and other proprietary intellectual property rights and computer programs (collectively, "Intellectual Property Rights") which are material to the conduct of the business of the Company and the Company Subsidiaries taken as a whole. The Company Disclosure Letter sets forth a description of all Intellectual Property Rights which are material to the conduct of the business of the Company and the Company Subsidiaries taken as a whole. There are no claims pending or, to the knowledge of the Company, threatened that the Company or any of the Company Subsidiaries is infringing or otherwise adversely affecting the rights of any person with regard to any Intellectual Property Right. To the knowledge of the Company, no person is infringing the rights of the Company or any of the Company Subsidiaries with respect to any Intellectual Property Right.

         SECTION 3.14. Labor Matters. There are no collective bargaining or other labor union agreements to which the Company or any of the Company Subsidiaries is a party or by which any of them is bound. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

         SECTION 3.15. Financial Statements. The Company has delivered to the Parent its audited consolidated financial statements for the fiscal years ended December 31, 2005, 2004 and 2003 and unaudited financial statements for the fiscal quarter ended March 31, 2006 (collectively, the "Company Financial Statements"). The Company Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Company Financial Statements fairly present in all material respects the financial condition and operating results of the Company, as of the dates, and for the periods, indicated therein. The Company does not have any material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 2006, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Company Financial Statements, which, in both cases, individually and in the aggregate would not be reasonably expected to result in a Company Material Adverse Effect.

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         SECTION 3.16.  Insurance.  The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and its subsidiaries are engaged and in the geographic areas where they engage in such businesses. The Company has no reason to believe that it will not be able to renew its and its subsidiaries' existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company's and such subsidiaries' respective lines of business.

         SECTION 3.17. Transactions With Affiliates and Employees. Except as set forth in the Company Disclosure Letter and Company Financial Statements, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         SECTION 3.18. Internal Accounting Controls. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the officers by others within those entities. The Company's officers have evaluated the effectiveness of the Company's controls and procedures. Since December 31, 2005, there have been no significant changes in the Company's internal controls or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

         SECTION 3.19. Solvency. Based on the financial condition of the Company as of the closing date (and assuming that the closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

         SECTION 3.20. Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to the Stockholders as a result of the Stockholders and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the issuance of the Shares and the Stockholders' ownership of the Shares.

         SECTION 3.21. No Additional Agreements. The Company does not have any agreement or understanding with any Stockholders with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

         SECTION 3.22. Investment Company. The Company is not, and is not an affiliate of, and immediately following the Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 3.23. Disclosure. The Company confirms that neither it nor any person acting on its behalf has provided any Stockholder or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information and except for information that will be disclosed by the Parent under a current report on Form 8-K filed within one business days after the Closing. The Company understands and confirms that the Stockholders will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Stockholders regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         SECTION 3.24. Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the notice that is required to be sent to the stockholders of the Parent pursuant to Rule 14f-1 (the "14f-1 Notice") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") will, at the date it is first mailed to the Parent's stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         SECTION 3.25. Absence of Certain Changes or Events. Except as disclosed in the Company Financial Statements or in the Company Disclosure Letter, from March 31, 2006 to the date of this Agreement, the Company has conducted its business only in the ordinary course, and during such period there has not been:

                    (a) any change in the assets, liabilities, financial condition or operating results of the Company or any Company Subsidiary, except changes in the ordinary course of business that have not caused, in the aggregate, a Company Material Adverse Effect;

                    (b) any damage, destruction or loss, whether or not covered by insurance, that would have a Company Material Adverse Effect;

                    (c) any waiver or compromise by the Company or any Company Subsidiary of a valuable right or of a material debt owed to it;

                    (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company or any Company Subsidiary, except in the ordinary course of business and the satisfaction or discharge of which would not have a Company Material Adverse Effect;

                    (e) any material change to a material Contract by which the Company or any Company Subsidiary or any of its respective assets is bound or subject;

                    (f) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or any Company Subsidiary, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Company's or such Company Subsidiary's ownership or use of such property or assets;

                    (g) any loans or guarantees made by the Company or any Company Subsidiary to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                    (h) any alteration of the Company's method of accounting or the identity of its auditors;

                    (i) any declaration or payment of dividend or distribution of cash or other property to Stockholders or any purchase, redemption or agreements to purchase or redeem any shares of Company Stock;

                    (j) any issuance of equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans; or

                    (k) any arrangement or commitment by the Company or any Company Subsidiary to do any of the things described in this Section 3.25.

         SECTION 3.26. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

         SECTION 3.27. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.


                                   ARTICLE IV

                  Representations and Warranties of the Parent

                  The Parent represents and warrants as follows to each of the Stockholders and the Company that, except as set forth in the reports, schedules, forms, statements and other documents filed by Parent with the SEC and publicly available prior to the date of the Agreement (the "Filed Parent SEC Documents") or in the letter, dated as of the date of this Agreement, from Parent to the Company and the Stockholders (the "Parent Disclosure Letter"):

         SECTION 4.01. Organization, Standing and Power. Parent is duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on Parent, a material adverse effect on the ability of Parent to perform its obligations under this Agreement or on the ability of Parent to consummate the Transactions (a "Parent Material Adverse Effect"). Parent is duly qualified to do business in each jurisdiction where the nature of its business or their ownership or leasing of its properties make such qualification necessary and where the failure to so qualify would reasonably be expected to have a Parent Material Adverse Effect. Parent has delivered to the Company true and complete copies of the articles of incorporation of Parent, as amended to the date of this Agreement (as so amended, the "Parent Charter"), and the Bylaws of Parent, as amended to the date of this Agreement (as so amended, the "Parent Bylaws").

         SECTION 4.02. Subsidiaries; Equity Interests. Parent does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person.

         SECTION 4.03. Capital Structure. The authorized capital stock of Parent consists of 90,000,000 shares of Parent Common Stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share. As of the date hereof (i) 1,156,850 shares of Parent Common Stock are issued and outstanding, (ii) no shares of preferred stock are outstanding and (iii) no shares of Parent Common Stock or preferred stock are held by Parent in its treasury. Except as set forth above, no shares of capital stock or other voting securities of Parent were issued, reserved for issuance or outstanding. All outstanding shares of the capital stock of Parent are, and all such shares that may be issued prior to the date hereof will be when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the General Corporation Law of the State of Nevada, the Parent Charter, the Parent Bylaws or any Contract to which Parent is a party or otherwise bound. There are not any bonds, debentures, notes or other indebtedness of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Parent Common Stock may vote ("Voting Parent Debt"). Except as set forth above, as of the date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, "phantom" stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Parent is a party or by which it is bound (i) obligating Parent to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Parent or any Voting Parent Debt, (ii) obligating Parent to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of the Parent. As of the date of this Agreement, there are not any outstanding contractual obligations of Parent to repurchase, redeem or otherwise acquire any shares of capital stock of Parent. Except as set forth in
Schedule 4.03, the Parent is not a party to any agreement granting any securityholder of the Parent the right to cause the Parent to register shares of the capital stock or other securities of the Parent held by such securityholder under the Securities Act. The stockholder list provided to the Company is a current shareholder list generated by its stock transfer agent, and such list accurately reflects all of the issued and outstanding shares of the Parent's Common Stock.

         SECTION 4.04. Authority; Execution and Delivery; Enforceability. The execution and delivery by the Parent of this Agreement and the consummation by the Parent of the Transactions have been duly authorized and approved by the Board of Directors of the Parent and no other corporate proceedings on the part of the Parent are necessary to authorize this Agreement and the Transactions. This Agreement constitutes a legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with the terms hereof.

         SECTION 4.05.     No Conflicts; Consents.

                    (a) Except as set forth in the Parent Disclosure Letter, the execution and delivery by Parent of this Agreement, does not, and the consummation of Transactions and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of Parent under, any provision of (i) Parent Charter or Parent Bylaws, (ii) any material Contract to which Parent is a party or by which any of its properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 4.05(b), any material Judgment or material Law applicable to Parent or its properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

                    (b) No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than the (A) filing with the SEC of a 14f-1 Notice and (B) filing with the SEC of reports under Sections 13 and 16 of the Exchange Act, and (C) filings under state "blue sky" laws, as may be required in connection with this Agreement and the Transactions.

         SECTION 4.06.     SEC Documents; Undisclosed Liabilities.

                    (a) Parent has filed all reports, schedules, forms, statements and other documents required to be filed by Parent with the SEC since January 1, 2005, pursuant to Sections 13(a), 14 (a) and 15(d) of the Exchange Act (the "Parent SEC Documents").

                    (b) As of its respective filing date, each Parent SEC Document complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Document, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any Parent SEC Document has been revised or superseded by a later filed Parent SEC Document, none of the Parent SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Parent included in the Parent SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with the U.S. generally accepted accounting principals ("GAAP") (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                    (c) Except as set forth in the Filed Parent SEC Documents, Parent has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a balance sheet of Parent or in the notes thereto. The Parent Disclosure Letter sets forth all financial and contractual obligations and liabilities (including any obligations to issue capital stock or other securities of the parent) due after the date hereof. As of the date hereof the Parent has total liabilities of less than $5,000, all of which liabilities shall be paid off at or prior to the Closing and shall in no event remain liabilities of the Parent, the Company or the Stockholders following the Closing.

         SECTION 4.07. Information Supplied. None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in the 14f-1 Notice will, at the date it is first mailed to the Parent's stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         SECTION 4.08. Absence of Certain Changes or Events. Except as disclosed in the Filed Parent SEC Documents or in the Parent Disclosure Letter, from the date of the most recent audited financial statements included in the Filed Parent SEC Documents to the date of this Agreement, Parent has conducted its business only in the ordinary course, and during such period there has not been:

                    (a) any change in the assets, liabilities, financial condition or operating results of the Parent from that reflected in the Parent SEC Documents, except changes in the ordinary course of business that have not caused, in the aggregate, a Parent Material Adverse Effect;

                    (b) any damage, destruction or loss, whether or not covered by insurance, that would have a Parent Material Adverse Effect;

                    (c) any waiver or compromise by the Parent of a valuable right or of a material debt owed to it;

                    (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Parent, except in the ordinary course of business and the satisfaction or discharge of which would not have a Parent Material Adverse Effect;

                    (e) any material change to a material Contract by which the Parent or any of its assets is bound or subject;

                    (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

                    (g) any resignation or termination of employment of any officer of the Parent;

                    (h) any mortgage, pledge, transfer of a security interest in, or lien, created by the Parent, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Parent's ownership or use of such property or assets;

                    (i) any loans or guarantees made by the Parent to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                    (j) any declaration, setting aside or payment or other distribution in respect of any of the Parent's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Parent;

                    (k) any alteration of the Parent's method of accounting or the identity of its auditors;

                    (l) any issuance of equity securities to any officer, director or affiliate, except pursuant to existing Parent stock option plans; or

                    (m) any arrangement or commitment by the Parent to do any of the things described in this Section 4.08.

         SECTION 4.09.     Taxes.

                    (a) Parent has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. All Taxes shown to be due on such Tax Returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

                    (b) The most recent financial statements contained in the Filed Parent SEC Documents reflect an adequate reserve for all Taxes payable by Parent (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to any Taxes has been proposed, asserted or assessed against Parent, and no requests for waivers of the time to assess any such Taxes are pending, except to the extent any such deficiency or request for waiver, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

                    (c) There are no Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of Parent. Parent is not bound by any agreement with respect to Taxes.

         SECTION 4.10. Absence of Changes in Benefit Plans. From the date of the most recent audited financial statements included in the Filed Parent SEC Documents to the date of this Agreement, there has not been any adoption or amendment in any material respect by Parent of any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of Parent (collectively, "Parent Benefit Plans"). As of the date of this Agreement there are not any employment, consulting, indemnification, severance or termination agreements or arrangements between the Parent and any current or former employee, officer or director of the Parent, nor does the Parent have any general severance plan or policy.

         SECTION 4.11. ERISA Compliance; Excess Parachute Payments. The Parent does not, and since its inception never has, maintained, or contributed to any "employee pension benefit plans" (as defined in Section 3(2) of ERISA), "employee welfare benefit plans" (as defined in Section 3(1) of ERISA) or any other Parent Benefit Plan for the benefit of any current or former employees, consultants, officers or directors of Parent.

         SECTION 4.12. Litigation. Except as disclosed in the Filed Parent SEC Documents or in the Parent Disclosure Letter, there is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Shares or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Parent Material Adverse Effect. Neither the Parent nor any subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

         SECTION 4.13. Compliance with Applicable Laws. Except as disclosed in the Filed Parent SEC Documents or in the Parent Disclosure Letter, Parent is in compliance with all applicable Laws, including those relating to occupational health and safety and the environment, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. Except as set forth in the Filed Parent SEC Documents or in the Parent Disclosure Letter, Parent has not received any written communication during the past two years from a Governmental Entity that alleges that Parent is not in compliance in any material respect with any applicable Law. The Parent is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Parent Material Adverse Effect. This Section 4.13 does not relate to matters with respect to Taxes, which are the subject of Section 4.09.

         SECTION 4.14. Contracts. Except as disclosed in the Parent Filed SEC Documents, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Parent taken as a whole. Parent is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Parent Material Adverse Effect.

         SECTION 4.15. Title to Properties. Parent has good title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which the Parent has leasehold interests, are free and clear of all Liens other than those set forth in the Parent Disclosure Letter and except for Liens that, in the aggregate, do not and will not materially interfere with the ability of the Parent to conduct business as currently conducted. Parent has complied in all material respects with the terms of all material leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect. Parent enjoys peaceful and undisturbed possession under all such material leases.

         SECTION 4.16. Intellectual Property. Parent owns, or is validly licensed or otherwise has the right to use, all Intellectual Property Rights which are material to the conduct of the business of the Parent taken as a whole. The Parent Disclosure Letter sets forth a description of all Intellectual Property Rights which are material to the conduct of the business of the Parent taken as a whole. Except as set forth in the Parent Disclosure Letter no claims are pending or, to the knowledge of the Parent, threatened that the Parent is infringing or otherwise adversely affecting the rights of any person with regard to any Intellectual Property Right. To the knowledge of the Parent, no person is infringing the rights of the Parent with respect to any Intellectual Property Right.

         SECTION 4.17. Labor Matters. There are no collective bargaining or other labor union agreements to which the Parent is a party or by which it is bound. No material labor dispute exists or, to the knowledge of the Parent, is imminent with respect to any of the employees of the Parent.

         SECTION 4.18. Market Makers. The Parent has at least two market makers for its common shares and such market makers have obtained all permits and made all filings necessary in order for such market makers to continue as market makers of the Parent.

         SECTION 4.19. Transactions With Affiliates and Employees. Except as set forth in the Filed Parent SEC Documents and Parent Disclosure Letter, none of the officers or directors of the Parent and, to the knowledge of the Parent, none of the employees of the Parent is presently a party to any transaction with the Parent or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Parent, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         SECTION 4.20. Internal Accounting Controls. The Parent maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Parent has established disclosure controls and procedures for the Parent and designed such disclosure controls and procedures to ensure that material information relating to the Parent is made known to the officers by others within those entities. The Parent's officers have evaluated the effectiveness of the Parent's controls and procedures. Since December 31, 2005, there have been no significant changes in the Parent's internal controls or, to the Parent's knowledge, in other factors that could significantly affect the Parent's internal controls.

         SECTION 4.21. Solvency. Based on the financial condition of the Parent as of the closing date (and assuming that the closing shall have occurred), (i) the Parent's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Parent's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Parent's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Parent, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Parent, together with the proceeds the Parent would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Parent does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

         SECTION 4.22. Application of Takeover Protections. The Parent has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Parent's charter documents or the laws of its state of incorporation that is or could become applicable to the Stockholders as a result of the Stockholders and the Parent fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the issuance of the Shares and the Stockholders' ownership of the Shares.

         SECTION 4.23. No Additional Agreements. The Parent does not have any agreement or understanding with the Stockholders with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

         SECTION 4.24. Investment Company. The Parent is not, and is not an affiliate of, and immediately following the Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.25. Disclosure. The Parent confirms that neither it nor any person acting on its behalf has provided any Stockholder or its respective agents or counsel with any information that the Parent believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information and except for information that will be disclosed by the Parent under a current report on Form 8-K filed within one business days after the Closing. The Parent understands and confirms that the Stockholders will rely on the foregoing representations and covenants in effecting transactions in securities of the Parent. All disclosure provided to the Stockholders regarding the Parent, its business and the transactions contemplated hereby, furnished by or on behalf of the Parent (including the Parent's representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         SECTION 4.26. Certain Registration Matters. Except as specified in the Parent Disclosure Letter and Filed Parent SEC Documents and except for registration rights granted to affiliates of Timothy Halter, the Parent has not granted or agreed to grant to any person any rights (including "piggy-back" registration rights) to have any securities of the Parent registered with the SEC or any other governmental authority that have not been satisfied.

         SECTION 4.27. Listing and Maintenance Requirements. The Parent is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Parent Stock on the trading market on which the Parent Stock are currently listed or quoted. The issuance and sale of the Shares under this Agreement does not contravene the rules and regulations of the trading market on which the Parent Stock are currently listed or quoted, and no approval of the stockholders of the Parent is required for the Parent to issue and deliver to the Stockholders the Shares contemplated by this Agreement.

         SECTION 4.28. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Parent, its subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Parent under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Parent of its Common Stock and which has not been publicly announced.

         SECTION 4.29. Foreign Corrupt Practices. Neither the Parent, nor any of its subsidiaries, nor, to the Parent's knowledge, any director, officer, agent, employee or other person acting on behalf of the Parent or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Parent
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                                    ARTICLE V

                                   Deliveries

         SECTION 5.01.     Deliveries of the Stockholders.

                    (a) Concurrently herewith each Stockholder is delivering to the Parent this Agreement executed by the Stockholder.

                    (b) At or prior to the Closing, each Stockholder shall deliver to the Parent:

                           (i) certificates representing its Company Stock; and

                           (ii) duly  executed  stock powers for transfer by the
                  Stockholder of its Company Stock to the Parent.

         SECTION 5.02.     Deliveries of the Parent.

                    (a) Concurrently herewith, the Parent is delivering:

                           (i) to each Stockholder and to the Company, a copy of
                  this Agreement executed by Parent;

                           (ii) to the Company,  a certificate  from the Parent,
                  signed by its Secretary or Assistant Secretary certifying that the attached copies of the Parent Charter, Parent Bylaws and resolutions of the Board of Directors of the Parent approving the Agreement and the Transactions are all true, complete and correct and remain in full force and effect;

                           (iii) to the  Company,  a letter  of  resignation  of
                  Timothy Halter from all offices he holds with the Parent effective upon the Closing and from his position as a director of the Parent that will become effective upon the 10th day following the mailing by the Parent to its stockholders the 14f-1 Notice;

                           (iv) to the  Company,  evidence  of the  election  of
                  Qingjie Zhao, as a director and as the Chief Executive Officer and President of the Parent effective upon execution of this Agreement by the Parent;

                           (v) to the Company, such pay-off letters and releases
                  relating to liabilities as the Company shall request and such pay-off letters and releases shall be in form and substance satisfactory to the Company; and

                           (vi) to the Company the results of UCC, judgment lien
                  and tax lien searches with respect to the Parent, the results of which indicate no liens on the assets of the Parent.

                    (b) At or before the Closing, the counsel to the Parent shall have delivered to the Company and the Stockholders a legal opinion on the enforceability of this Share Exchange Agreement, the Escrow Agreement and the Stock Purchase and Subscription Agreement in a form reasonably acceptable to the Company and the Stockholders.

                    (c) At or within 5 business days following the Closing, the Parent shall deliver:

                           (i) to each  Stockholder,  certificates  representing
                  the  new  shares  of  Parent   Common  Stock  issued  to  such
                  Stockholder as set forth on Exhibit A; and

                           (ii) to the Company, consent letters of the accounting firms of Parent confirming each such firm's respective consent to the use by the Parent of reports prepared by such firm regarding the financial statements of the Parent in all future registration statements filed with the SEC in the form annexed as Exhibit B hereto.

         SECTION 5.03.     Deliveries of the Company.

                    (a) Concurrently  herewith, the Company is delivering to the
           Parent:

                           (i) this Agreement executed by Company; and

                           (ii) a  certificate  from the Company,  signed by its
                  authorized officer certifying that the attached copies of the Company Constituent Instruments and resolutions of the Board of Directors of the Company approving the Agreement and the Transactions are all true, complete and correct and remain in full force and effect.

                                   ARTICLE VI

                              Conditions to Closing

         SECTION 6.01. Stockholder and Company Conditions Precedent. The obligations of the Stockholders and the Company to enter into and complete the Closing is subject, at the option of the Stockholders and the Company, to the fulfillment on or prior to the Closing Date of the following conditions.

                    (a) Representations and Covenants. The representations and warranties of the Parent contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Parent shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Parent on or prior to the Closing Date. The Parent shall have delivered to the Stockholders and the Company, a certificate, dated the Closing Date, to the foregoing effect.

                    (b) Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of the Company or any Stockholders, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Parent or the Company.

                    (c) No Material Adverse Change. There shall not have been any occurrence, event, incident, action, failure to act, or transaction since December 31, 2005 which has had or is reasonably likely to cause a Parent Material Adverse Effect.

                    (d) Post-Closing Capitalization. At, and immediately after, the Closing, the authorized capitalization, and the number of issued and outstanding shares of the capital stock of the Company and the Parent, on a fully-diluted basis, shall be as specified in Schedule 6.01(d).

                    (e) SEC Reports. The Parent shall have filed all reports and other documents required to be filed by Parent under the U.S. federal securities laws through the Closing Date.

                    (f) OTCBB Quotation. The Parent shall have maintained its status as a Company whose common stock is quoted on the Over-the-Counter Bulletin Board and no reason shall exist as to why such status shall not continue immediately following the Closing.

                    (g) Deliveries. The deliveries specified in Section 5.02 shall have been made by the Parent.

                    (h) No Suspensions of Trading in Parent Stock; Listing. Trading in the Parent Stock shall not have been suspended by the SEC or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Parent) at any time since the date of execution of this Agreement, and the Parent Stock shall have been at all times since such date listed for trading on a trading market.

         SECTION 6.02. Parent Conditions Precedent. The obligations of the Parent to enter into and complete the Closing is subject, at the option of the Parent, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Parent in writing.

                    (a) Representations and Covenants. The representations and warranties of the Stockholders and the Company contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Stockholders and the Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Stockholders and the Company on or prior to the Closing Date. The Company shall have delivered to the Parent, if requested, a certificate, dated the Closing Date, to the foregoing effect.

                    (b) Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of the Parent, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Parent.

                    (c) No Material Adverse Change. There shall not have been any occurrence, event, incident, action, failure to act, or transaction since December 31, 2005 which has had or is reasonably likely to cause a Company Material Adverse Effect.

                    (d) Deliveries. The deliveries specified in Section 5.01 and
           Section 5.03 shall have been made by the Stockholders and the Company, respectively.

                    (e) Audited Financial Statements and Form 10 Disclosure. The Company shall have provided the Parent and the Stockholders with reasonable assurances that the Parent will be able to comply with its obligation to file a current report on Form 8-K within one (1) business days following the Closing containing the requisite audited consolidated financial statements of the Company and the requisite Form 10-type disclosure regarding the Company.

                    (f) Post-Closing Capitalization. At, and immediately after, the Closing, the authorized capitalization, and the number of issued and outstanding shares of the capital stock of the Company and the Parent, on a fully-diluted basis, shall be as specified in Schedule 6.01(d).


                                   ARTICLE VII

                                    Covenants

         SECTION 7.01.     Preparation of the 14f-1 Notice; Blue Sky Laws.

                    (a) As soon as possible following the date of this Agreement and in any event, within two business days hereafter, the Company and Parent shall prepare and file with the SEC the 14f-1 Notice in connection with the consummation of this Agreement. The Parent shall cause the 14f-1 Notice to be mailed to the Parent's stockholders as promptly as practicable thereafter.

                    (b) Parent shall take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under any applicable state securities laws in connection with the issuance of Parent Stock in connection with this Agreement.

         SECTION 7.02. Public Announcements. Parent and the Company will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Agreement and the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

         SECTION 7.03. Fees and Expenses. All fees and expenses incurred in connection with this Agreement shall be paid by the party incurring such fees or expenses, whether or not this Agreement is consummated.

         SECTION 7.04. Continued Efforts. Each party hereto shall use commercially reasonable efforts to (a) take all action reasonably necessary to consummate the Transactions, and (b) take such steps and do such acts as may be necessary to keep all of its representations and warranties true and correct as of the Closing Date with the same effect as if the same had been made, and this Agreement had been dated, as of the Closing Date.

         SECTION 7.05. Conduct of Business. During the period from the date hereof through the Closing Date, Parent and the Company shall carry on their respective businesses in the ordinary and usual course consistent with past practice.

         SECTION 7.06. Exclusivity. The Parent shall not (i) solicit, initiate, or encourage the submission of any proposal or offer from any person relating to the acquisition of any capital stock or other voting securities of the Parent, or any assets of the Parent (including any acquisition structured as a merger, consolidation, share exchange or other business combination), (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing, or (iii) take any other action that is inconsistent with the Transactions and that has the effect of avoiding the Closing contemplated hereby. The Parent shall notify the Company immediately if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

         SECTION 7.07. Filing of 8-K and Press Release. Parent shall file, within one business day of the Closing Date, a current report on Form 8-K and attach as exhibits all relevant agreements with the SEC disclosing the terms of this Agreement and other requisite disclosure regarding the Transactions and including the requisite audited consolidated financial statements of the Company and the requisite Form 10 disclosure regarding the Company. In addition, the Parent shall issue a press release prior to 9:30 a.m. (New York Time) on the business day following the Closing Date, announcing the closing of the transaction.

         SECTION 7.08. Resale Registration Statement. Parent shall, simultaneously with the Closing, file a registration statement to register those shares of Parent common stock issued to those shareholders of the Company who participated in the Company's private offering of securities deemed consummated on the Effective Date, which registration statement shall be kept current by the Parent for a period of at least 24 months from the date such registration statement is declared effective by the SEC.

         SECTION 7.09. Furnishing of Information. As long as any Stockholder owns the Shares, the Parent covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Parent after the date hereof pursuant to the Exchange Act. As long as any Stockholder owns Shares, if the Parent is not required to file reports pursuant to such laws, it will prepare and furnish to the Stockholders and make publicly available in accordance with Rule 144(c) promulgated by the SEC pursuant to the Securities Act, such information as is required for the Stockholder to sell the Shares under Rule 144. The Parent further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such person to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         SECTION 7.10. Integration. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the acquisition of the Shares by the Stockholders pursuant to the Agreement, or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market in a manner that would require stockholder approval of the sale of the securities to the Stockholders.

         SECTION 7.11. Subsequent Registrations. Other than pursuant to the registration statement filed in connection with the transactions contemplated by this Agreement and any registrations effected pursuant to the registration rights referred to in Schedule 4.03, prior to the date that such registration statement is declared effective by the SEC, the Parent may not file any registration statement (other than on Form S-8) with the SEC with respect to any securities of the Parent.

         SECTION 7.12. Limitation on Issuance of Future Priced Securities. During the six months following the Closing, the Parent shall not issue any "Future Priced Securities" as such term is described by NASD IM-4350-1.

         SECTION 7.13. Indemnification of Investors. The Parent will indemnify and hold the Stockholders and their directors, officers, shareholders, partners, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company or Parent in this or any other transaction document. In addition to the indemnity contained herein, the Parent will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         SECTION 7.14. Non-Public Information. Each of the Company and Parent covenant and agree that neither it nor any other person acting on their behalf will provide any Stockholder or its agents or counsel with any information that the Company or Parent believes constitutes material non-public information, unless prior thereto such Stockholder shall have executed a written agreement regarding the confidentiality and use of such information. Each of the Company and Parent understands and confirms that each Stockholder shall be relying on the foregoing representations in effecting transactions in securities of the Parent.

         SECTION 7.15. Listing of Securities. The Parent agrees, (i) if the Parent applies to have Parent Stock traded on any other trading market, it will include in such application the Shares, and will take such other action as is necessary or desirable to cause the Shares to be listed on such other trading market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of Parent Stock on a trading market and will comply in all material respects with the Parent's reporting, filing and other obligations under the bylaws or rules of the trading market.

         SECTION 7.16. Assumption of Company Obligations. The Parent hereby assumes and agrees to perform those obligations included in that certain Stock Purchase and Subscription Agreement, dated on or about the date hereof, among the Company, Empower Century Limited and certain purchasers of the Company's common stock, that are to be performed by the "Public Company," as defined therein.

         SECTION 7.17. Forward Stock Split. Within 30 days following the Closing Parent shall effectuate a forward stock split on a 2.448719 for 1 basis.

                                  ARTICLE VIII

                                  Miscellaneous

         SECTION 8.01. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to the Parent, to:

                  MGCC Investment Strategies, Inc.
                  12890 Hilltop Road
                  Argyle, Texas 76226
                  Attention:  Timothy Halter
                  Facsimile: (972) 233 - 0300

                  If to the Company, to:

                  Wonder Auto Limited
                  No. 56 Lingxi Street
                  Taihe District
                  Jinzhou City, Liaoning
                  People's Republic of China, 121013
                  Attention: Qingjie Zhao
                  Facsimile:

                  If to Stockholders at the addresses set forth in Exhibit A hereto.

                  with a copy to:

                  Thelen, Reid & Priest, LLP
                  701 Eighth Street, N.W.
                  Washington, D.C.  20001
                  Attention:  Louis A. Bevilacqua, Esq.
                  Facsimile: (202) 654-1804

         SECTION 8.02. Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company, Parent and the Stockholders holding a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Stockholder to amend or consent to a waiver or modification of any provision of any transaction document unless the same consideration is also offered to all Stockholders who then hold Shares.

         SECTION 8.03. Registration Provisions. If for any reason the SEC does not permit all of the Shares to be included in the Registration Statement filed pursuant to Section 7.08, or for any other reason any outstanding Shares are not then covered by an effective Registration Statement, then the Parent shall prepare and file within 30 days, an additional Registration Statement covering the resale of all Shares not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (or on such other form appropriate for such purpose). The Parent shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible and shall use its reasonable best efforts to keep such Registration Statement continuously effective for at least 24 months following such time as it is declared effective by the SEC.

         SECTION 8.04. Replacement of Securities. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Parent shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Parent of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Parent may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

         SECTION 8.05. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Stockholders, Parent and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         SECTION 8.06. Independent Nature of Stockholders' Obligations and Rights. The obligations of each Stockholder under this Agreement are several and not joint with the obligations of any other Stockholder, and no Stockholder shall be responsible in any way for the performance of the obligations of any other Stockholder under this Agreement. The decision of each Stockholder to acquire Shares pursuant to this Agreement has been made by such Stockholder independently of any other Stockholder. Nothing contained herein, and no action taken by any Stockholder pursuant hereto, shall be deemed to constitute the Stockholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Stockholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein. Each Stockholder acknowledges that no other Stockholder has acted as agent for such Stockholder in connection with making its investment hereunder and that no Stockholder will be acting as agent of such Stockholder in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Each Stockholder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Stockholder to be joined as an additional party in any proceeding for such purpose. Each of the Company and Parent acknowledge that each of the Stockholders has been provided with this same Agreement for the purpose of closing a transaction with multiple Stockholders and not because it was required or requested to do so by any Stockholder.

         SECTION 8.07. Limitation of Liability. Notwithstanding anything herein to the contrary, each of the Parent and the Company acknowledge and agree that the liability of a Stockholder arising directly or indirectly, under any transaction document of any and every nature whatsoever shall be satisfied solely out of the assets of such Stockholder, and that no trustee, officer, other investment vehicle or any other affiliate of such Stockholder or any investor, shareholder or holder of shares of beneficial interest of such Stockholder shall be personally liable for any liabilities of such Stockholder.

         SECTION 8.08. Interpretation; Disclosure Letters. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

         SECTION 8.09. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that Transactions contemplated hereby are fulfilled to the extent possible.

         SECTION 8.10. Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

         SECTION 8.11. Entire Agreement; Third Party Beneficiaries. This Agreement, taken together with the Company Disclosure Letter and the Parent Disclosure Letter, (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the Transactions and (b) are not intended to confer upon any person other than the parties any rights or remedies.

         SECTION 8.12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Nevada are mandatorily applicable to the Transactions.

         SECTION 8.13. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.



                            [Signature Page Follows]

         The parties hereto have executed and delivered this Share Exchange Agreement as of the date first above written.

The Parent:
                                         MGCC INVESTMENT STRATEGIES, INC.


                                         By: /s/Timothy Halter
                                             -----------------------------------
                                             Name: Timothy Halter
                                             Title: CEO and President


The Company:
                                         WONDER AUTO LIMITED


                                         By: /s/Qingjie Zhao
                                             -----------------------------------
                                             Name: Qingjie Zhao
                                             Title: CEO and Chairman








          [Stockholder Share Exchange Agreement Signature Pages Follow]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             ---------------------------
                                             Print Name Above


                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             Choice Inspire Limited
                                             ---------------------------
                                             Print Name Above


                                             By: /s/Qingjie Zhao
                                             ---------------------------
                                             Name: Qingjie Zhao
                                             Title:  CEO and Chairman






                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             ---------------------------
                                             Print Name Above


                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             Empower Century Limited
                                             ---------------------------
                                             Print Name Above


                                             By: /s/Qingjie Zhao
                                             ---------------------------
                                             Name: Qingjie Zhao
                                             Title:  CEO and Chairman







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             ---------------------------
                                             Print Name Above


                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ATLAS ALLOCATION FUND, L.P.
                                             ---------------------------
                                             Print Name Above

                                             By: Atlas Capital Management, L.P.,
                                                 its General Partner
                                             By: RHA, Inc., its General Partner

                                             By: /s/Robert H. Alpert
                                                --------------------------------
                                             Name: Robert H. Alpert
                                             Title: President







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             Daniel O. Conwill IV
                                             ---------------------------
                                             Print Name Above


                                             /s/Daniel O. Conwill IV
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             Gary C. Evans
                                             ---------------------------
                                             Print Name Above


                                             /s/Gary C. Evans
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             William W. Gay
                                             ---------------------------
                                             Print Name Above


                                             /s/William W. Gay
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             Harold E. Gear
                                             ---------------------------
                                             Print Name Above


                                             /s/Harold E. Gear
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             Matthew Hayden
                                             ---------------------------
                                             Print Name Above


                                             /s/Matthew Hayden
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:



                                             -----------------------------------
                                             Print Name Above


                                             -----------------------------------
                                             Sign Name Above


                                             For Entities:


                                             Jayhawk China Fund (Cayman) Ltd.
                                             -----------------------------------
                                             Print Name Above


                                             By: /s/Michael D. Schmitz
                                                --------------------------------
                                             Name: Michael D. Schmitz
                                             Title: CFO of Investment Manager







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:



                                             David Kenkel
                                             ---------------------------
                                             Print Name Above


                                             /s/David Kenkel
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             Michael R. Kindred
                                             Mary A. Kubes-Kindred
                                             ---------------------------
                                             Print Name Above


                                             /s/Michael R. Kindred
                                             /s/Mary A. Kubes-Kindred
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             Glen A. Little
                                             ---------------------------
                                             Print Name Above


                                             /s/Glen A. Little
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             ---------------------------
                                             Print Name Above


                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             Pinnacle China Fund, L.P.
                                             ---------------------------
                                             Print Name Above


                                             By: /s/Barry M. Kitt
                                                ------------------------
                                             Name: Barry M. Kitt
                                             Sole Member, Kitt China Management,
                                             L.L.C.,
                                             the Manager of Pinnacle China
                                             Management, L.L.C.,
                                             the General Partner of Pinnacle
                                             China Advisors, L.P.
                                             the General Partner of Pinnacle
                                             China Fund, L.P.








                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             Dean C. Pisani
                                             ---------------------------
                                             Print Name Above


                                             /s/Dean C. Pisani
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             Carolyn Prahl
                                             ---------------------------
                                             Print Name Above


                                             /s/Carolyn Prahl
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             -----------------------------------
                                             Print Name Above


                                             -----------------------------------
                                             Sign Name Above


                                             For Entities:


                                             Precept Capital Master Fund, G.P.
                                             -----------------------------------
                                             Print Name Above

                                             By: its agent & attorney in fact,
                                             Precept Capital Management, LP

                                             By: its General Partner, Precept
                                             Management, LLC

                                             By: /s/Blair Baker
                                                --------------------------------
                                             Name: Blair Baker
                                             Title: President and CEO







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             --------------------------------
                                             Print Name Above


                                             --------------------------------
                                             Sign Name Above


                                             For Entities:


                                             Sandor Capital Master Fund, L.P.
                                             --------------------------------
                                             Print Name Above


                                             By: /s/John S. Lemak
                                                -----------------------------
                                             Name: John S. Lemak
                                             Title: General Partner







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             -----------------------------------
                                             Print Name Above


                                             -----------------------------------
                                             Sign Name Above


                                             For Entities:


                                             Sterling Research & Management LLC
                                             -----------------------------------
                                             Print Name Above


                                             By: /s/Louis Teplis
                                                --------------------------------
                                             Name: Louis Teplis







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             Michael K. Studer
                                             ---------------------------
                                             Print Name Above


                                             /s/Michael K. Studer
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             John H. Trescot Jr.
                                             ---------------------------
                                             Print Name Above


                                             /s/John H. Trescot Jr.
                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             ---------------------------
                                             Print Name Above


                                             By:
                                                ------------------------
                                             Name:
                                             Title:







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             ---------------------------
                                             Print Name Above


                                             ---------------------------
                                             Sign Name Above


                                             For Entities:


                                             Westpark Capital, L.P.
                                             ---------------------------
                                             Print Name Above


                                             By: /s/Patrick Brosnahan
                                                ------------------------
                                             Name: Patrick Brosnahan
                                             Title: General Partner







                  [Signature Page to Share Exchange Agreement]

         The  undersigned   Stockholder  hereby  executes  this  Share  Exchange
Agreement as of the date first above written.



                                             For Individuals:


                                             -----------------------------------
                                             Print Name Above


                                             -----------------------------------
                                             Sign Name Above


                                             For Entities:


                                             Whitebox Intermarket Partners, LP
                                             -----------------------------------
                                             Print Name Above

                                             By: Whitebox Intermarket Advisors,
                                             LLC

                                             By: /s/Jonathan Wood
                                                --------------------------------
                                             Name: Jonathan Wood
                                             Title: Director, CFO







                  [Signature Page to Share Exchange Agreement]

      The undersigned Stockholder hereby executes this Share Exchange Agreement as of the date first above written.

                                      For Individuals:

                                      -----------------------------------
                                      Print Name Above


                                      Sign Name Above

                                      -----------------------------------

                                      For Entities:

                                      US Special Opportunities Trust  PLC
                                      -----------------------------------
                                      Print Name Above

                                      By: US Special Opportunities Trust PLC

                                      By:   /s/Russell Cleveland
                                            -----------------------------
                                      Name: Russell Cleveland
                                      Title: President


                  [Signature Page to Share Exchange Agreement]

      The undersigned Stockholder hereby executes this Share Exchange Agreement as of the date first above written.

                                 For Individuals:

                                 -----------------------------------
                                 Print Name Above


                                 Sign Name Above

                                 -----------------------------------

                                 For Entities:

                                 Renaissance US Growth Investment Trust PLC
                                 ------------------------------------------
                                 Print Name Above

                                 By: Renaissance US Growth Investment Trust PLC

                                 By:   /s/Russell Cleveland
                                 --------------------------
                                 Name: Russell Cleveland
                                 Title: President

                  [Signature Page to Share Exchange Agreement]

      The undersigned Stockholder hereby executes this Share Exchange Agreement as of the date first above written.

                                 For Individuals:

                                 -----------------------------------
                                 Print Name Above


                                 Sign Name Above

                                 -----------------------------------

                                 For Entities:

                                 Premier RENN US Emerging Growth Fund Ltd.
                                 Print Name Above

                                 By: Premier RENN US Emerging Growth Fund Ltd.

                                 By: /s/Russell Cleveland
                                     --------------------
                                 Name:  Russell Cleveland
                                 Title: President

                  [Signature Page to Share Exchange Agreement]

      The undersigned Stockholder hereby executes this Share Exchange Agreement as of the date first above written.

                                 For Individuals:

                                 Gerald W. Bolfing
                                 ---------------------
                                 Print Name Above

                                 /s/ Gerald W. Bolfing
                                 ---------------------
                                 Sign Name Above

                                 For Entities:

                                 Print Name Above
                                 ---------------------
                                 By:

                                 By:
                                    -----------------
                                 Name:
                                 Title:

                  [Signature Page to Share Exchange Agreement]

                                    EXHIBIT A

                       Shareholders of Wonder Auto Limited

                                                                   Number of       Percentage of Total      Company  Number of
                                          Tax ID Number of          Shares of       Shares Represented    Shares of Parent Stock
Name and Address of Stockholder            Stockholder            Company Stock        By Shares             to be Received by
                                         (if Applicable)          Being Exchanged    Being Exchanged            Stockholder
Choice Inspire Limited                          N/A                         78              31.8%                2,743,724
c/o Wonder Auto Limited
No. 56 Lingxi Street
Taihe District
Jinzhou City, Liaoning
People's Republic of China  121013

Empower Century Limited                         N/A                     91.815176          37.43%                3,229,685
c/o Wonder Auto Limited
No. 56 Lingxi Street
Taihe District
Jinzhou City, Liaoning
People's Republic of China  121013

Atlas Allocation Fund, L.P.                  20-4276550                  3.773103           1.54%                 132,722
100 Crescent Court, #880
Dallas, TX 75201

Gerald W. Bolfing                           ###-##-####                  .377310            0.15%                  13,272
3613 Rocky Ledge Circle
Waco, TX 76708

Daniel O. Conwill IV                        ###-##-####                  1.886551           0.77%                  66,361
70 Audubon Blvd.
New Orleans, LA 70118

Gary C. Evans                               ###-##-####                  3.773103           1.54%                 132,722
1808 Point de Vue
Suite 1000
Flower Mound, TX 75022

William W. Gay                              ###-##-####                  .188655            0.08%                  6,636
524 Stockton Street
Jacksonville, FL 32204

                                                                   Number of       Percentage of Total      Company  Number of
                                          Tax ID Number of          Shares of       Shares Represented    Shares of Parent Stock
Name and Address of Stockholder            Stockholder            Company Stock        By Shares             to be Received by
                                         (if Applicable)          Being Exchanged    Being Exchanged            Stockholder
Harold E. Gear                              ###-##-####                  .188655            0.08%                   6,636
2558 Admirals Walk Drive South
Orange Park, FL 32073

Matthew Hayden                              ###-##-####                  .754621            0.31%                  26,544
1401 Havens Drive
N. Myrtle Beach, SC 29582

Jayhawk China Fund (Cayman) Ltd.             98-0170144                 11.319309           4.61%                 398,167
c/o Jayhawk Capital Management, LLC
8201 Mission Road, Suite 110
Prairie Village, KS  66208

David Kenkel                                ###-##-####                  .188655            0.08%                   6,636
148 Wedgewood Lane
Whitefish, MT 59937

Michael R. Kindred and Mary A.
Kubes-Kindred, Joint Tenants                 53-82-4228                  .377310            0.15%                  13,272
5810 Windmier Lane
Dallas, TX 75252                            ###-##-####

Glenn A. Little                             ###-##-####                  .377310            0.15%                  13,272
211 W. Wall Street
Midland, TX 79701

Pinnacle China Fund, L.P.                    20-3358646                 27.543656          11.23%                 968,878
4965 Preston Park Blvd., Suite 240
Plano, TX 75093

Dean C. Pisani                              ###-##-####                  .188655            0.08%                   6,636
517 Round Hollow Lane
Southlake, TX 76092

Carolyn Prahl                               ###-##-####                  .377310            0.15%                  13,272
5133 Lake in the Woods
Lakeland, FL 33813

                                                                     Number of       Percentage of Total      Company  Number of
                                            Tax ID Number of          Shares of       Shares Represented    Shares of Parent Stock
Name and Address of Stockholder              Stockholder            Company Stock        By Shares             to be Received by
                                           (if Applicable)          Being Exchanged    Being Exchanged            Stockholder
Precept Capital Master Fund, G.P.              75-2755033                  1.886551           0.77%                  66,361
c/o Precept Capital Management
100 Crescent Court, Suite 850
Dallas, TX 75201

Sandor Capital Master Fund, L.P.               27-0013809                  3.773103           1.54%                 132,722
2828 Routh Street, Suite 500
Dallas, TX 75201

Sterling Research & Management LLC             71-1006903                  1.131931           0.46%                   39,817
225 Valley Rd. NW
Atlanta, GA 30305

Michael K. Studer                             ###-##-####                  .188655            0.08%                   6,636
4804 Anchor Court
Flower Mound, TX 75022

US Special Opportunities Trust PLC                N/A                      2.829827           1.15%                  99,542
c/o RENN Capital Group
8080 N. Central Expressway
Suite 210
Dallas, TX 75204

Renaissance US Growth
  Investment Trust PLC                            N/A                      2.829827           1.15%                  99,542
c/o RENN Capital Group
8080 N. Central Expressway
Suite 210
Dallas, TX 75204

Premier RENN US Emerging
  Growth Fund Limited                             N/A                      1.886551           0.77%                  66,361
c/o RENN Capital Group
8080 N. Central Expressway
Suite 210
Dallas, TX 75204

John H. Trescot Jr.                           ###-##-####                   .188655           0.08%                   6,636
A Ways Away
East Palatka, FL 32131

Westpark Capital, L.P.                         75-2945750                  7.546206           3.08%                 265,445
4965 Preston Park Blvd #220
Plano, TX 75093

Whitebox Intermarket Partners, LP                 N/A                      1.886551           0.77%                  66,361
3033 Excelsior Blvd. #300
Minneapolis, MN 55416

                       TOTAL:                                            245.277236            100%               8,627,858
